I. Forward-Looking Statements

Certain statements in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the company believes to be reasonable as of the date hereof. These statements involve risks and uncertainties that could cause the companys actual future outcomes to differ materially from those set forth in such statements.

IES undertakes no obligation to publicly update or revise information concerning the companys restructuring efforts, borrowing availability, or its cash position or any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. Forward-looking statements are provided pursuant to the safe harbor established under the private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein.

General information about us can be found at http://www.ies-co.com under "Investor Relations." Our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the SEC.

II. Who We Are

We are a national specialty electrical contractor providing electrical and low-voltage solutions to a diverse customer base, including institutions, corporations, general contractors and developers

Our services includes: design, build, installation and long-term service and maintenance

Our primary business segments are:

     Commercial & Industrial

     Residential

III. New Leadership

IV. Commercial and Industrial

     Airports

     Community centers

     High-rise apartments and condos

     Hospitals and health care centers

     Hotels

     Manufacturing and processing facilities

     Military installations

     Office buildings

     Refineries, petrochemical and power plants

     Retail stores and centers

     Schools

     Theaters, stadiums, casinos and arenas

V. Residential

Housing Market

New single family

Low rise

Multi family

Geography

Local

Regional

National homebuilders

VI.    Segment and Geographic Diversity

VII.  Diverse Industry Segments - Commercial

VIII. Diverse Industry Segments - Industrial

IX.    Diverse Industry Segments - Residential

X.  Competitive Strengths

       National Reach

       Customer Diversity

       Industry and Technical Expertise

       Large Scale Project Execution Capabilities

       Access to Bonding, Capital and Human Resources

       Institutionalized Work Processes

       Experienced Management

XI. Repositioning IES

   Autonomous

   Local relationships and brands

   Depth of knowledge

   Broad portfolio

XII. New Strategy

XIII. Driving Results Margin Improvement Deployment of best practices has begun to show improvements

XIV. Driving Results Cash Management

Rigorous focus on cash management

XV.   Driving Results - Backlog

XVI.  Driving Results - Safety>

XVII. Investment Considerations

      New Leadership

      New Vision

      New Strategy

      Driving results to maximize shareholder value

XVIII.  FY2007 Third Quarter Results

XIX.     FY2007 Nine Month Results

XX.      EBITDA Reconciliation

XXI.    Additional Financial Data